UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 2 to Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 2011

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 000-02479

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DRIVE, ANDOVER, MASSACHUSETTS 01810-2434
(Address of principal executive offices) (Zip Code)

978-289-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K of Dynamics Research Corporation (the "Company") is being provided to include, under Item 9.01(a) of the Company's Amendment No. 1 to Current Report on Form 8-K filed on September 16, 2011, unaudited statement of income and cash flow the six months ended June 30, 2010 of High Performance Technologies, Inc., and updated notes to financial statements related to such period.  Exhibit 99.1 on this Amendment No. 2 to Current Report on Form 8-K replaces in full Exhibit 99.1 attached to Amendment No. 1. to Current Report on Form 8-K filed on September 16, 2011.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Included with this Amendment No. 2 to Current Report on Form 8-K are the unaudited financial statements of High Performance Technologies, Inc. as follows:
As of June 30, 2011 and for the six months ended June 30, 2011 and 2010: (*)
Balance Sheet as of June 30, 2011 (unaudited)
Statement of Income for the six months ended June 30, 2011 and 2010 (unaudited)
Statement of Cash Flows for the six months ended June 30, 2011 and 2010 (unaudited)
Notes to Interim Financial Statements (unaudited)
Included with Amendment No. 1 to Current Report on Form 8-K filed on September 16, 2011 are the audited financial statements of High Performance Technologies, Inc. as follows:
As of December 31, 2010 and 2009 and for the three years ended December 31, 2010:
Report of Independent Auditors
Balance Sheets as of December 31, 2010 and 2009 (audited)
Statements of Income for the years ended December 31, 2010, 2009 and 2008 (audited)
Statements of Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008 (audited)
Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008 (audited)
Notes to Financial Statements (audited)

(*) Note: No procedures have been performed by Argy, Wiltse & Robinson, P.C. with respect to the June 30, 2011 or 2010 unaudited interim financial statements.

(b)	Unaudited Pro Forma Financial Information
Included with Amendment No. 1 to Current Report on Form 8-K filed on September 16, 2011 is the unaudited pro forma financial information, as follows:
Pro Forma Combined Condensed Statement of Operations for the six months ended June 30, 2011
Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 2010
Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits

Item Number	Description

2.1
Agreement and Plan of Merger, dated June 3, 2011, by and among Dynamics Research Corporation, DRC-Prize Acquisition, Inc., High Performance Technologies, Inc. and the principal equity holders named therein (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2011 and incorporated by reference herein).

23.1
Consent of Argy, Wiltse & Robinson, P.C. (Independent Auditors for High Performance Technologies, Inc.) (filed as Exhibit 23.1 to the Company's Amendment No. 1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2011, and incorporated by reference herein.)

99.1	Interim Unaudited Financial Statements of High Performance Technologies, Inc. for the six-month period ended June 30, 2011 and 2010.

99.2
Audited Financial Statements of High Performance Technologies, Inc. for the years ended December 31, 2010 and 2009. (filed as Exhibit 99.2 to the Company's Amendment No. 1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2011, and incorporated by reference herein.)

99.3
Unaudited Pro Forma Financial Information for the six-month period ended June 30, 2011 and the year ended December 31, 2010. (filed as Exhibit 99.3 to the Company's Amendment No. 1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2011, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: October ___, 2011	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Name	Location

2.1
Agreement and Plan of Merger, dated June 3, 2011, by and among Dynamics Research Corporation, DRC-Prize Acquisition, Inc., High Performance Technologies, Inc. and the principal equity holders named therein.

Exhibit 2.1 to Current Report on Form 8-K filed with the Commission on June 8, 2011.

23.1	Consent of Argy, Wiltse & Robinson, P.C. (Independent Auditors for High Performance Technology Inc.)	Exhibit 23.1 to Amendement No. 1 to Current Report on Form 8-K filed with the Commmission on September 16, 2011.

99.1	Interim Unaudited Financial Statements of High Performance Technologies, Inc. for the six-month period ended June 30, 2011 and 2010.*	*

99.2	Audited Financial Statements of High Performance Technologies, Inc. for the years ended December 31, 2010 and 2009.	Exhibit 99.2 to Amendment No. 1 to Current Report on Form 8-K filed with the Commission on September 16, 2011.

99.3	Unaudited Pro Forma Financial Information for the six-month period ended June 30, 2011 and the year ended December 31, 2010.	Exhibit 99.3 to Amendement No. 1 to Current Report on Form 8-K filed with the Commission on September 16, 2011.

*  Filed herewith